J.P. MORGAN INCOME FUNDS

JPMorgan Corporate Bond Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 21, 2017 to the

Summary Prospectuses and Prospectuses dated July 1, 2017, as supplemented

Effective immediately, the disclosures in the second to last paragraph under “What are the Fund’s Main investment strategies?” in the Risk/Return Summary and in the last paragraph under “Corporate Bond Fund” in the “More About the Funds – Additional Information about the Funds’ Investment Strategies” section for the JPMorgan Corporate Bond Fund (the “Fund”) are hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process.

The adviser buys and sells investments for the Fund using a three part process that includes determining: (1) macro credit strategy, (2) sector strategy, and (3) security strategy. In establishing the Fund’s macro credit strategy, the adviser evaluates fundamental, technical and valuation factors, along with macro themes from the adviser’s broader fixed income team, to determine the view on risk for the Fund overall. In the second component of the process, the adviser evaluates sectors based on a blend of top down analysis, including relative value judgments, and bottom up fundamental analysis of companies and their respective sectors to determine sector weightings. The third component of the process focuses on an evaluation of individual companies based on fundamental credit metrics, as well as a review of each company’s competitive environment, event risk and technical factors such as supply, liquidity of debt issued by the company and equity performance. As part of its security strategy, the adviser also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. Based on the three part process, the adviser overweights and underweights its sector and security investments relative to the benchmark.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-CORPB-ESG-1117